REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Shareholders and Board of Directors
Stratton Multi-Cap Fund, Inc.
Plymouth Meeting, Pennsylvania


In planning and performing our audit of the financial statements of Stratton Multi-Cap Fund, Inc. for the year ended December 31, 2007, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered their internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of Fund's internal
control over financial reporting.   Accordingly, we express no
such opinion.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and
related costs of controls.   A company's internal control over
financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the
United States of America.   Such internal control includes
policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of inherent limitations, internal control over financial
reporting may not prevent or detect misstatements.   Also,
projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect
misstatements on a timely basis.   A significant deficiency is a
deficiency, or combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of the company's financial reporting. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis. Shareholders and Board of Directors
Stratton Multi-Cap Fund, Inc.
Page Two




Our consideration of the Fund's internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public
Company Accounting Oversight Board (United States).   However,
we noted no deficiencies in Fund's internal control over financial reporting and its operation, including controls for safeguarding securities, which we consider to be material weaknesses, as defined above, as of December 31, 2007.

This report is intended solely for the information and use of management, Shareholders and Board of Directors of Stratton Multi-Cap Fund, Inc. and the Securities and Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.





TAIT, WELLER & BAKER LLP
/s/ Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 15, 2008































REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




Shareholders and Board of Directors
Stratton Monthly Dividend REIT Shares, Inc.
Plymouth Meeting, Pennsylvania


In planning and performing our audit of the financial statements of Stratton Monthly Dividend REIT Shares, Inc., for the year ended December 31, 2007, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered their internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of Fund's internal
control over financial reporting.   Accordingly, we express no
such opinion.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and
related costs of controls.   A company's internal control over
financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the
United States of America.   Such internal control includes
policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of inherent limitations, internal control over financial
reporting may not prevent or detect misstatements.   Also,
projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect
misstatements on a timely basis.   A significant deficiency is a
deficiency, or combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of the company's financial reporting. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis.








Shareholders and Board of Directors
Stratton Monthly Dividend REIT Shares, Inc.
Page Two




Our consideration of the Fund's internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be significant deficiencies or material weaknesses under standards established by the Public
Company Accounting Oversight Board (United States).   However,
we noted no deficiencies in Fund's internal control over financial reporting and its operation, including controls for safeguarding securities, which we consider to be material weaknesses, as defined above, as of December 31, 2007.

This report is intended solely for the information and use of management, Shareholders and Board of Directors of Stratton
Monthly Dividend REIT Shares, Inc. and the Securities and
Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.





		TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 15, 2008


























REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




Shareholders and Board of Directors
Stratton Funds, Inc.
Plymouth Meeting, Pennsylvania


In planning and performing our audit of the financial
statements of Stratton Small-Cap Value Fund, a series of
shares of Stratton Funds, Inc., for the year ended December
31, 2007, in accordance with the standards of the Public
Company Accounting Oversight Board (United States), we
considered their internal control over financial reporting,
including control activities for safeguarding securities,
as a basis for designing our auditing procedures for the
purpose of expressing our opinion on the financial
statements and to comply with the requirements of Form N-
SAR, but not for the purpose of expressing an opinion on
the effectiveness of Fund's internal control over financial
reporting.   Accordingly, we express no such opinion.

The management of the Fund is responsible for establishing
and maintaining effective internal control over financial
reporting.   In fulfilling this responsibility, estimates
and judgments by management are required to assess the
expected benefits and related costs of controls.   A
company's internal control over financial reporting is a
process designed to provide reasonable assurance regarding
the reliability of financial reporting and the preparation
of financial statements for external purposes in accordance
with accounting principles generally accepted in the United
States of America.   Such internal control includes
policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of inherent limitations, internal control over
financial reporting may not prevent or detect
misstatements.   Also, projections of any evaluation of
effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency exists when the design or operation of a
control does not allow management or employees, in the
normal course of performing their assigned functions, to
prevent or detect misstatements on a timely basis.   A
significant deficiency is a deficiency, or combination of
deficiencies, in internal control over financial reporting
that is less severe than a material weakness, yet important
enough to merit attention by those responsible for
oversight of the company's financial reporting.    A
material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company's annual or interim financial statements will not be prevented or detected on a timely basis.



Shareholders and Board of Directors
Stratton Funds, Inc.
Page Two




Our consideration of the Fund's internal control over
financial reporting was for the limited purpose described
in the first paragraph and would not necessarily disclose
all deficiencies in internal control that might be
significant deficiencies or material weaknesses under
standards established by the Public Company Accounting
Oversight Board (United States).   However, we noted no
deficiencies in Fund's internal control over financial reporting and its operation, including controls for safeguarding securities, which we consider to be material weaknesses, as defined above, as of December 31, 2007.

This report is intended solely for the information and use of management, Shareholders and Board of Directors of Stratton Small-Cap Value Fund and the Securities and
Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.





		TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 15, 2008